NEOS ETF TRUST N-14/A

Exhibit 16

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of NEOS ETF Trust, hereby constitute and appoint Bibb L. Strench, Garrett Paolella, Daniel R. Moler, Troy Cates, and Robert Shea, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the NEOS ETF Trust’s Registration Statement on Form N-14 with respect to the proposed reorganization of Nationwide Nasdaq-100® Risk-Managed Income ETF, a series of ETF Series Solutions, into the NEOS Nasdaq-100® Hedged Equity Income ETF, a series of NEOS ETF Trust, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 26th day of March, 2024.

/s/ Sharon Cheever
Sharon Cheever

STATE OF CALIFORNIA

COUNTY OF ORANGE

Before me, a Notary Public, in and for said county and state, personally appeared Sharon Cheever, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 26th day of March, 2024.

/s/ Avneet Bedi

Notary Public

No. 2390714

My commission expires: January 13, 2026

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of NEOS ETF Trust, hereby constitute and appoint Bibb L. Strench, Garrett Paolella, Daniel R. Moler, Troy Cates, and Robert Shea, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the NEOS ETF Trust’s Registration Statement on Form N-14 with respect to the proposed reorganization of Nationwide Nasdaq-100® Risk-Managed Income ETF, a series of ETF Series Solutions, into the NEOS Nasdaq-100® Hedged Equity Income ETF, a series of NEOS ETF Trust, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 28th day of March, 2024.

/s/ John Jacobs
John Jacobs

STATE OF MARYLAND

COUNTY OF PRINCE GEORGE

Before me, a Notary Public, in and for said county and state, personally appeared John Jacobs, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of March, 2024.

/s/ Ragini Agarwal

Notary Public – State of Maryland

My commission expires: September 30, 2027

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of NEOS ETF Trust, hereby constitute and appoint Bibb L. Strench, Garrett Paolella, Daniel R. Moler, Troy Cates, and Robert Shea, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the NEOS ETF Trust’s Registration Statement on Form N-14 with respect to the proposed reorganization of Nationwide Nasdaq-100® Risk-Managed Income ETF, a series of ETF Series Solutions, into the NEOS Nasdaq-100® Hedged Equity Income ETF, a series of NEOS ETF Trust, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 26th day of March, 2024.

/s/ Richard Keary
Richard Keary

STATE OF NORTH CAROLINA

COUNTY OF NEW HANOVER

Before me, a Notary Public, in and for said county and state, personally appeared Richard Keary, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 26th day of March, 2024.

/s/ Ebony G. Sharp

Notary Public

My commission expires: October 2, 2028

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of NEOS ETF Trust, hereby constitute and appoint Bibb L. Strench, Garrett Paolella, Daniel R. Moler, Troy Cates, and Robert Shea, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the NEOS ETF Trust’s Registration Statement on Form N-14 with respect to the proposed reorganization of Nationwide Nasdaq-100® Risk-Managed Income ETF, a series of ETF Series Solutions, into the NEOS Nasdaq-100® Hedged Equity Income ETF, a series of NEOS ETF Trust, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 27th day of March, 2024.

/s/ Robert Sherry
Robert Sherry

STATE OF NEW JERSEY

COUNTY OF SOMERSET

Before me, a Notary Public, in and for said county and state, personally appeared Robert Sherry, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of March, 2024.

/s/ Rekash Puran

Notary Public of New Jersey

No. 50155525

My commission expires: March 22, 2026